UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D. C. 20549

                                 Form 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934




                    Commission file number 33-55254-18


                              COMPANY'S NAME

                     AFFORDABLE HOMES OF AMERICA, INC.
            (Exact name of registrant as specified in charter)


NEVADA                                            87-0434297
(STATE OF OTHER JURISDICTION                      (I.R.S.  Employer
INCORPORATION OR ORGANIZATION)                    Identification number)


4505 W. Hacienda Ave.
Unit I-1
Las Vegas, Nevada                                 89118
(Address of Principal Executive Office)           (Zip Code)


                               702-579-4800
           (Registrant's Telephone Number, Including Area Code)

Page Two



Item No 1     Changes in Control of Registrant
              No events to report

Item No 2     Acquisition or Disposition of Assets
               Affordable Homes of America, Inc.("Affordable") has acquired
Kampen and Associates, Inc ("Kampen"). The acquisition of Kampen was accomplished by the issuance of convertible preferred shares with a strike price of $3.50 per share. The total purchase price for Kampen was
$7,000,000 paid by the issuance of convertible preferred stock and assumption of debt slightly in excess of $5,000,000. Kampen is a real estate development company located in the Seattle area. At the present time, the Seattle area is experiencing rapid growth in the construction and sale of single family homes. Kampen owns a project which consists of 575 lots on one of the prime building sites in the Seattle area. The Kampen site has an MAI appraisal of $7,000,000 "as is". Affordable will immediately file for Preliminary Plot Plan Approval which it estimates will take approximately 4 months to obtain. After such approval construction will begin. The estimates are that this project will bring approximately $77,000,000 in gross revenues over a 5 year period needed to complete this project.

Item No. 3    Bankruptcy or Receivership
              No events to report

Item No. 4     Changes in Registrant's Certifying Accountants
               The new Certified Public Accountants for Affordable Homes of
America, Inc. are

Bianculli & Pascale
9 Endo Blvd.
Garden City, New York, 11530

Item No. 5      Other Events
                No events to report

Item No. 6       Resignation of Registrant's Directors
                 No events to report

Item  No. 7       Financial Statements, Proforma Financial Information  and
Exhibits

          1) Affordable Homes of America, Inc. December 31, 1998 Audit financials attached

                                SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


AFFORDABLE HOMES OF AMERICA, INC.


By: /s/ Merle Ferguson                       Dated:  14 April, 1999
   --------------------------------
       Merle Ferguson, President


By: /s/ Susan Donohue                        Dated: 14 April, 1999
   -------------------------------
       Susan Donohue, Secretary

                     AFFORDABLE HOMES OF AMERICA, INC

                           FINANCIAL STATEMENTS

                                    and

            REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                             DECEMBER 31, 1998

                     AFFORDABLE HOMES OF AMERICA, INC.

                       INDEX TO FINANCIAL STATEMENT

                             DECEMBER 31, 1998


                                                             PAGE
Report of Independent Certified Public Accountants
Affordable Homes of America, Inc.                               1

Balance Sheet of Affordable Homes of America, Inc.
as of December 31, 1998                                         2

Statement of Operations and Accumulated Deficit
of Affordable Homes of America, Inc. for the
year ended December 31, 19 98                                   3

Statement of Cash Plows of Affordable Homes of
America, Inc. for the year ended December 31,
1998                                                            4

Notes to the Financial Statements                             5-8

            REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



To the Stockholders
Affordable Homes of America, Inc.

We  have  audited  the  accompanying balance sheet of Affordable  Homes  of
America, Inc. as of December 31, 1998 and the related statement of operations and accumulated deficit and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the balance sheet referred to above, presents fairly in all material respects, the financial position of Affordable Homes of America, Inc. as of December 31, 1998 and the results of its operations and it s cash f lows for the year then ended in conformity with generally accepted accounting principles.



Garden City, New York
February 16,



                  A Professional Accountancy Corporation


                     AFFORDABLE HOMES OF AMERICA, INC.

                               BALANCE SHEET

                             DECEMBER 31, 1998


                                  ASSETS

CURRENT ASSETS
Cash in banks (Note 1)                                              99,500
                                                                ----------
Total current assets                                                99,500

TOTAL ASSETS                                                        99,500
                                                                ==========


                   LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

Accrued expenses                                                    18,000
                                                                ----------
Total current liabilities                                           18,000

TOTAL LIABILITIES                                                   18,000


STOCKHOLDERS' EQUITY
Common Stock ( .001 par value - 20,000,000 shares
authorized, 5,000 issued and outstanding) (Note 1)                       1
Preferred Stock ( .001 par value-5,000,000 shares
authorized, none issued and outstanding)
Additional paid in capital                                          99,999
Accumulated deficit                                               (18,500)
                                                               -----------
Total Stockholders' Equity                                          81,500
                                                               -----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                         $99,500
                                                               ===========




THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS

                     AFFORDABLE HOMES OF AMERICA, INC.

              STATEMENT OF OPERATIONS AND ACCUMULATED DEFICIT

                   FOR THE YEAR ENDED DECEMBER 31, 1998

Administrative expenses:
Professional fees                                                  $18,000
Miscellaneous Expense                                                  500
                                                                  --------
Net loss before taxes                                             (18,500)

Income tax provision (Note 2)                                            0
Net loss                                                          (18,500)
                                                                 =========
Accumulated deficit - Beginning of year                                  0

Accumulated deficit - December 31, 1998                          $(18,500)
                                                                 =========
Net loss per share                                                 $(3.70)
                                                                 =========
Weighted average number of shares outstanding                        5,000
                                                                 =========

THE ACCOMPANYING NOTES ARE AN INTEGRAL DART OF THESE STATEMENTS

                     AFFORDABLE HOMES OF AMERICA, INC.

                          STATEMENT OF CASH FLOWS

                   FOR THE YEAR ENDED DECEMBER 31, 1998

CASH FLOWS FROM OPERATING ACTIVITIES
Net Loss                                                         $(18,500)

ADJUSTMENTS TO RECONCILE NET LOSS TO
NET CASH USED IN OPERATING ACTIVITIES

Increase - Liabilities
     Accrued expenses                                               18,000
                                                              ------------
       Total Adjustments                                            18,000

Net Cash (used in) Operations                                        (500)
                                                              ------------

CASH FLOWS FROM INVESTING ACTIVITIES

Initial capitalization                                             100,000
                                                               -----------
Net Cash from investing activities                                 100,000

Sub Total                                                           99,500
                                                               -----------

NET INCREASE IN CASH                                                99,500

CASH AT BEGINNING OF YEAR                                                0
                                                                ----------
CASH AT DECEMBER 31, 1998                                          $99,500
                                                              ============
Supplemental Disclosure of cash flow information:

Cash Paid during the year
     Interest expense                                                   $0
                                                              ============
     Income Taxes                                                       $0
                                                              ============



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS

                     AFFORDABLE HOMES OF AMERICA, INC.

                     NOTES TO THE FINANCIAL STATEMENTS

                             DECEMBER 31, 1998

NOTE 1 - General and Summary of Significant Accounting Policies

(A)  Nature of Business

Affordable Homes of America, Inc., (Affordable), a Nevada corporation, is in the business of constructing homes for the first time homebuyer on a low cost basis. The company was incorporated on February 10, 1997, but remained inactive until November 1998. Initial capitalization took place on November 2, 1998.

(B)  Net Loss per Share

Net loss per share is computed on the basis of the weighted average number of common shares outstanding during the period. Only the weighted average number of shares of common stock outstanding is used to compute loss per share for the period from inception to December 31, 1998 as there were no stock options, warrants, or other common stock equivalents during thin period.

(C)  Cash and Cash Equivalents

The Company considers all highly liquid debt instruments purchased with a maturity of 90 days or less to be cash equivalents for financial statement purposes.

(D)  Income Taxes

Normally, taxes are provided on all revenue and expense items included in the statements of Operations, regardless of the period in which such items are recognized for income tax purposes, except for items representing a permanent difference between pretax accounting income and taxable income.

 (E)      Use of Estimates

In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period, Actual results could differ from those estimates.

(F)  Basis of Presentation

The accompanying balance sheet and related statements of operations and retained deficit ant cash flows includes only the accounts of Affordable Homes of America, Inc. as of December 31, 1998.

NOTE 2    Income Taxes

The Company accounts for income taxes on the liability method, an provided by Statement of Financial Accounting Standards 109, Accounting for Income Taxes (SPAS 109).

The Company incurred a net operating loss of 518,500 available to offset future income for financial reporting purposes expiring in 2014.

NOTE 3    Related Party Transaction

On May 15, 199S, the Company entered into an agreement with a third party under which it has received consulting services. The agreement was funded in the amount of $15, 000 by Composite Industries of America, Inc., an entity under common control. The expense was recorded for the period ended December 31, 1998 and the amount is reflected in accrued expenses.

Management believes the transaction was an arms length transaction,

NOTE 4    Concentration of Credit Risk - Cash

The Company maintains its cash balances in a financial institution located in Las Vegas, Nevada. At times, the balance may exceed federally insured limits of $100,000. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash on deposit. The fair market value of this financial instrument approximates cost.

The fair market value of these balances approximate book value.

NOT: 5    Subsequent Event

Effective February 16, 1999, Affordable entered into an "Entire Output Agreement" with Composite Industries of America, Inc. (composite)' a company under common control. Composite owns patent rights in the U.S relating to a building material "product" which is stronger, flexible, and more weather resistant than most current building materials. Affordable is in the business of manufacturing, making, using, distributing and selling building supplies, and in the business of building houses. Affordable entered in to the entire output agreement with Composite for the purposes of distributing, reselling, marketing and using the "product" on an exclusive basis, for the home building industries only Affordable has further agreed to buy the entire output of Composite manufactured for the home building industry in the territories of the United States and Canada. Under the teems of the agreement, Composite agrees to sell exclusively to Affordable and Affordable agrees to buy exclusively from Composite, Composite's entire output of patented "product".

The price that Affordable will pay for the first product shall be Composite's cost of production including an allowance for overhead. Effective at the end of each six month period, Composite may increase the price of the "product" after- giving Affordable Is days prior Fritters notice. Increases shall apply to any products shipped after the expiration of the quarter unless upon written notice, Affordable is unwilling to accept such increase, in which case Affordable may terminate the agreement.

Affordable agrees to deposit 50% of each order upon placement of the order with Composite. The balance of 50% is payable upon confirmation of shipment.

The agreement begins 90 days from the date Composite is prepared to make the first shipment of products and will continue for a period of 10 years.